                                                                    EXHIBIT 99.2


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                   CC MASTER CREDIT CARD TRUST II (Formerly
                   Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:                 $2,606,297,821.32
Beginning of the Month Finance Charge Receivables:            $  108,344,082.86
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,714,641,904.18


Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00


Additional Principal Receivables:                             $  145,216,887.88
Additional Finance Charge Receivables:                        $    5,439,088.76
Additional Total Receivables:                                 $  150,655,976.64


Discounted Receivables Generated this Period:                 $            0.00


End of the Month Principal Receivables:                       $2,736,622,992.93
End of the Month Finance Charge Receivables:                  $  120,178,951.69
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,856,801,944.62


Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $2,330,000,000.00
End of the Month Transferor Amount                            $  406,622,992.93
End of the Month Transferor Percentage                                    14.86%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                   RECEIVABLES


          30-59 Days Delinquent                               $   58,985,335.87
          60-89 Days Delinquent                               $   43,142,144.07
          90+ Days Delinquent                                 $   81,005,241.02


          Total 30+ Days Delinquent                           $  183,132,720.96
          Delinquent Percentage                                            6.41%

Defaulted Accounts During the Month                           $   14,078,205.21
Annualized Default Percentage                                              6.48%

Principal Collections                                            311,269,954.87
Principal Payment Rate                                                    11.94%

Total Payment Rate                                                        12.97%

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11/98                                                                     Page 2

INVESTED AMOUNTS


          Class A Initial Invested Amount                     $  368,000,000.00
          Class B Initial Invested Amount                     $   32,000,000.00

INITIAL INVESTED AMOUNT                                       $  400,000,000.00

          Class A Invested Amount                             $  368,000,000.00
          Class B Invested Amount                             $   32,000,000.00

INVESTED AMOUNT                                               $  400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.11%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.11%


MONTHLY SERVICING FEE                                         $      666,666.66

INVESTOR DEFAULT AMOUNT                                       $    2,127,216.81


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

          Class A Finance Charge Collections                  $    6,138,456.24
          Other Amounts                                       $            0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $    6,138,456.24


          Class A Monthly Interest                            $    1,638,688.56
          Class A Servicing Fee                               $      613,333.33
          Class A Investor Default Amount                     $    1,957,039.47

TOTAL CLASS A EXCESS SPREAD                                   $    1,929,394.88


REQUIRED AMOUNT                                               $            0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

          Class B Finance Charge Collections                  $      533,778.82
          Other Amounts                                       $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      533,778.82


          Class B Monthly Interest                            $      145,330.21
          Class B Servicing Fee                               $       53,333.33

TOTAL CLASS B EXCESS SPREAD                                   $      335,115.28

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11/98                                                                     Page 3

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $    2,264,510.16


          Excess Spread Applied to Required Amount            $            0.00

          Excess Spread Applied to Class A Investor           $            0.00
          Charge Offs

          Excess Spread Applied to Class B Items              $      170,177.34

          Excess Spread Applied to Class B Investor           $            0.00
          Charge Offs

          Excess Spread Applied to Monthly Cash               $       25,777.78
          Collateral Fee

          Excess Spread Applied to Cash Collateral            $            0.00
          Account

          Excess Spread Applied to other amounts owed         $            0.00
          Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $    2,068,555.04


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $   11,853,670.84


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1995-A

          Excess Finance Charge Collections Applied to        $            0.00
          Required Amount

          Excess Finance Charge Collections Applied to        $            0.00
          Class A Investor Charge Offs

          Excess Finance Charge Collections Applied to        $            0.00
          Class B Items

          Excess Finance Charge Collections Applied to        $            0.00
          Class B Investor Charge Offs

          Excess Finance Charge Collections Applied to        $            0.00
          Monthly Cash Collateral Fee

          Excess Finance Charge Collections Applied to        $            0.00
          Cash Collateral Account
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11/98                                                                     Page 4

          Excess Finance Charge Collections Applied to        $            0.00
          other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


          Base Rate (Current Month)                                        7.54%
          Base Rate (Prior Month)                                          7.67%
          Base Rate (Two Months Ago)                                       7.85%

THREE MONTH AVERAGE BASE RATE                                              7.69%

          Portfolio Yield (Current Month)                                 13.64%
          Portfolio Yield (Prior Month)                                   18.23%
          Portfolio Yield (Two Months Ago)                                12.33%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       14.73%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

          Class A Principal Collections                       $   43,376,453.81

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

          Class B Principal Collections                       $    3,771,865.54

TOTAL PRINCIPAL COLLECTIONS                                   $   47,148,319.35


REALLOCATED PRINCIPAL COLLECTIONS                             $            0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES


CLASS A AMORTIZATION --

          Controlled Amortization Amount                      $            0.00
          Deficit Controlled Amortization Amount              $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00


CLASS B AMORTIZATION --

          Controlled Amortization Amount                      $            0.00
          Deficit Controlled Amortization Amount              $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   47,148,319.35
SHARING
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11/98                                                                     Page 5

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00


CASH COLLATERAL ACCOUNT --


          Required Cash Collateral Amount                     $   52,000,000.00
          Available Cash Collateral Amount                    $   52,000,000.00


INTEREST RATE CAP PAYMENTS --


          Class A Interest Rate Cap Paymets                   $            0.00
          Class B Interest Rate Cap Paymets                   $            0.00

TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                        First USA Bank, NA
                                        as Servicer


                                        By:       /s/ TRACIE KLEIN
                                           ------------------------------------
                                                   Tracie H. Klein
                                                    Vice President